EXHIBIT 21.1
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                           WEINGARTEN REALTY INVESTORS
                     LIST OF SUBSIDIARIES OF THE REGISTRANT



                                                      STATE OF
SUBSIDIARY                                          INCORPORATION
------------------------------------                -------------
Weingarten Realty Management Company . . . . . . . . .  Texas
Weingarten/Nostat, Inc.. . . . . . . . . . . . . . . .  Texas
Weingarten/Lufkin, Inc.. . . . . . . . . . . . . . . .  Texas
WRI/Post Oak, Inc. . . . . . . . . . . . . . . . . . .  Texas
A.T.D.N.L., Inc. . . . . . . . . . . . . . . . . . . .  Texas
WRI/Central Plaza, Inc.. . . . . . . . . . . . . . . .  Texas
WRI/7080 Express Lane, Inc.. . . . . . . . . . . . . .  Texas
Weingarten Properties Trust. . . . . . . . . . . . . .   N/A
Main/O.S.T., Ltd.. . . . . . . . . . . . . . . . . . .   N/A
Phelan Boulevard Venture . . . . . . . . . . . . . . .   N/A
Northwest Hollister Venture . . . . . . . . . . . . . .  N/A
WRI/Interpak Venture . . . . . . . . . . . . . . . . .   N/A
East Town Lake Charles Co. . . . . . . . . . . . . . .   N/A
Alabama-Shepherd Shopping Center . . . . . . . . . . .   N/A
Sheldon Center, Ltd. . . . . . . . . . . . . . . . . .   N/A
Jacinto City, Ltd. . . . . . . . . . . . . . . . . . .   N/A
Weingarten/Finger Venture. . . . . . . . . . . . . . .   N/A
Rosenberg, Ltd.. . . . . . . . . . . . . . . . . . . .   N/A
Eastex Venture . . . . . . . . . . . . . . . . . . . .   N/A
GJR/Weingarten River Pointe Venture. . . . . . . . . .   N/A
GJR/Weingarten Little York Venture . . . . . . . . . .   N/A
South Loop Long Wayside Company. . . . . . . . . . . .   N/A
Lisbon St. Shopping Trust. . . . . . . . . . . . . . .   N/A
WRI/Crosby . . . . . . . . . . . . . . . . . . . . . .   N/A
WRI/Dickinson. . . . . . . . . . . . . . . . . . . . .   N/A
Market at Town Center-Sugarland. . . . . . . . . . . .   N/A
Lincoln Place Limited Partnership. . . . . . . . . . .   N/A
Markham West Shopping Center L. P. . . . . . . . . . .   N/A
South Padre Drive L. P.. . . . . . . . . . . . . . . .   N/A


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